U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:
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      by Rule 14(a)-6(e)(2))
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[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

                            United EcoEnergy Corp.
                       (Name of Company in Its Charter)

                      ______________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if Other Than the Company)

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______________________________________________________________

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Notes:



                           United EcoEnergy Corp.
                            409 Brevard Avenue
                           Cocoa, Florida 32922

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON MONDAY, June 18, 2007

       Notice is hereby given that the Annual Meeting of shareholders of United EcoEnergy Corp., a Nevada corporation (Company), will be held on Monday, June 18, 2007, at the Company offices located at 409 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (EDT) for the following purposes:

1.	To elect the following five (5) nominees as directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: William K. Mackey, Adam Mayblum, John Paul DeVito, William L. Sklar and Alec Hoke. Mr. Mackey and Mr. Mayblum will be voted on only by holders of the Series A Convertible Preferred shares. The remaining three candidates will be voted on only by the holders of common shares of the Company.

2.	To ratify the decision by our Audit Committee to retain Berman Hopkins
Wright & Laham, CPAs, LLP as our independent registered accounting firm for the fiscal year that commenced on January 1, 2007;

3.	To ratify the decision of the Board of Directors of the Company to continue the Investment Advisory Agreement with United EcoEnergy Advisors, LLC, for an additional two year term ending June 30, 2010.

Shareholders of record as the close of business on May 31, 2007 are entitled to vote at the meeting or any postponement or adjournment thereof.

       Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. Copies of our Annual Report for the fiscal year ended December 31, 2006 and our quarterly report for the quarter ended March 31, 2007 on Form 10-Q as filed with the Securities & Exchange Commission, will be provided on request or you may obtain copies online from the Securities and Exchange Commission Website at www.sec.gov. (Search for Company Filings).


By order of the Board of Directors
May 31, 2007


/s/  Robert Hipple
Robert Hipple, Secretary


PROXY STATEMENT

United EcoEnergy Corp.
409 Brevard Avenue
Cocoa, Florida 32922

      This Proxy Statement is being furnished to shareholders at the direction and on behalf of the board of directors of United EcoEnergy Corp., a Nevada corporation (Company), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held on Monday, June 18, 2007 at 409 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (PDT). The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting will revoke the proxy. A revocation that is not timely received will not be taken into account, and the original proxy will be counted.

      The matters to be submitted to the shareholders for approval at the Annual Meeting are:

      1.	Election of the following as directors of the Company
until the next Annual Meeting and until their successors are duly elected and qualified:

      By the holders of the Series A Convertible Preferred Stock:

      Adam Mayblum
      William K. Mackey

      By the holders of the common stock entitled to vote:

      Alec Hoke
      John Paul DeVito
      William L. Sklar

      2.	Ratification of the decision of the Audit Committee to
appoint Berman Hopkins Wright & Laham, CPAs, LLP as the independent auditors of the Company for the fiscal year beginning January 1, 2007.

3.	Ratification of the decision of the Board of Directors of
the Company to continue the current two year term of the Amended
Investment Advisor and Management Agreement dated June 30, 2006 for an additional two year period ending June 30, 2010.

4.	Approval of such other matters as may properly be brought
before the Annual Meeting.

      Shareholder proposals must be submitted to the Company not later than June 30, 2007 in order to be included in those matters considered at the next Annual Meeting of the Company to be held in June, 2008. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed or delivered to shareholders on or about June 1, 2007.
VOTING SECURITIES

      The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on May 31, 2007. On May 31, 2007, the Company will have issued and outstanding 28,781,639 shares of $0.001 par value common stock and 1,000,000 shares of Series A Convertible Preferred Stock, which is non-voting except in defined circumstances. The only matter to be brought before the Annual Meeting on which the holders of Series A Convertible Preferred Stock are entitled to vote is for the approval of two members of the Board of Directors. Each holder of common stock will be entitled to one (1) vote for each share of common stock held by such shareholder, on any matter that may properly come before the meeting. There will be no cumulative voting right on any shares.

      The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power as set forth above outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted.

      All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting, except as noted below. Pursuant to applicable Nevada law, there are no dissenters rights relating to the matters to be voted on.


STOCK OWNERSHIP

	The following table sets forth information regarding the beneficial ownership of shares of our common stock as of May 31, 2007 (28,781,639 shares issued and outstanding) by (i) all stockholders known to us to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all officers and directors of the Company, individually and as a group (except as otherwise noted, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them):

   Name and Address			       Amount & Nature
    of Beneficial				        of Beneficial		Percent
	 Owner     	          Position	    Ownership   		of Class
-----------------------------------------------------------------------------
William K. Mackey		  Chairman, CEO	    8,430,000              29.3
168 Chelsea lane	         Director
Plantation, FL 33324

Adam Mayblum		   Director(1)	    7,830,000              26.3
50 Andrew Lane
New Rochelle, NY 10804

William L. Sklar		    Director	       20,000	           --
513 Roselawn Avenue
Toronto, Canada M5N 1K2

Alec Hoke			    Director		 20,000		     --
721 Carriage Hill Lane
Boca Raton, FL  33486

John Paul DeVito		    Director		 20,000		     --
1201 Hardscrabble Road
Chappaqua, NY 10514

Robert Hipple		    CFO			      -		     --
409 Brevard Avenue         Secretary/Treasurer
Cocoa, Fl 32922

*All directors & officers		        16,340,000               56.6
 as a group (6 persons)
-----------------------------------------------------------------------------
Enterprise Partners, LLC (2)			   1,567,700	          5.4
50 Andrew Lane
New Rochelle, NY 10804

Patrick Donelan(3)                           8,030,000               27.9
3570 Lakeview Drive
Delray Beach, FL 33445

(1)	Adam Mayblum is a 50 percent owner of Enterprise Partners, LLC, which owns 1,567,000 shares of common stock and therefore may be considered the beneficial owner of an additional 783,500 common shares. Mr. Mayblum also is the custodian of 600,000 shares held for the benefit of his three minor children and therefore may be considered the beneficial owner of those shares.
(2) Enterprise Partners, LLC also is the holder of 268,481 Series A Convertible Preferred shares, convertible into a maximum of 4,027,500 Common shares.
(3) Patrick Donelan is a 50 percent owner of Enterprise Partners, LLC,which owns 1,567,000 shares of common stock and therefore may be considered the beneficial owner of an additional 783,500 common shares. Mr. Mayblum also is the custodian of 400,000 shares held for the benefit of his two minor children and therefore may be considered the beneficial owner of those shares.

	The Series A Preferred Stock, issued on February 28, 2006, is convertible after one year following its issuance. There are no other plans or arrangements to issue any additional Series A
Preferred Stock at this time.

EXECUTIVE COMPENSATION

Summary Compensation Table

				 Annual Compensation  	          Awards          	Payouts
                       -------------------------------------------------------------------------
  (a)		    (b)	     (c)     (d)    (e)     (f)	       (g)	     (h)	  (i)
									          Securities	  All
  Name and					    Restricted    Underlying	    ($)	  Other
  Principal	            ($)     ($)     ($)     Stock	     Options       LTIP       Compen-
  Position 	   Year   Salary    Bonus  Other  Awards($)	    & SARs(#)	  Payouts
sation($)
-------------------------------------------------------------------------------------------------
-
Stephen M. Siedow  2006   $ -0-    None	8,120     None	        None	        None	 $ -0-
 Former Chairman,  2005   $ -0-    None	 None	  None		 None	        None	 $ -0-
 President/CFO	    2004   $ -0-    None	 None	  None		 None	        None	 $ -0-

William K. Mackey  2006   $ -0-    None     90,000     None         None          None    $ -0-
Chairman, CEO      2005     NA      NA         NA      NA              NA           NA       NA
President          2004     NA      NA         NA      NA              NA           NA       NA

Robert Hipple      2006   $ -0-    None       None    None           None          None    $ -0-
CFO                2005     NA      NA         NA      NA              NA           NA       NA
                   2004     NA      NA         NA      NA              NA           NA       NA

Mr. Mackey is due the sum of $7,500 per month under a consulting agreement with the Company. This amount has been paid during 2006 by Enterprise Partners, LLC and is reflected as $90,000 due affiliate on the Companys books. Mr. Hipple is employed by CF Consulting LLC which has a consulting agreement with the Company to provide various services for an amount equal to $5,000 per month in 2006 and $7,500 per month commencing February 1, 2007. Mr. Hipple is not paid any amounts directly or indirectly by the Company.

None of the other current or former officers or directors of the Company have received compensation exceeding $100,000 over the past three fiscal years.

Employment Agreements.

      The Company has not entered into any employment agreements with any officer or director of the Company, or with any other employees. The Company has entered into a Consulting Agreement with CF Consulting, LLC pursuant to which Robert Hipple serves as our CFO and corporate counsel.

Other Compensation.

	(a) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2006 provided for or contributed to by the company.

      (b) With the exception of director compensation, no remuneration is proposed to be paid in the future directly or indirectly by the Company to any director. Our Compensation Committee will determine the compensation to be paid to our independent directors. No compensation has yet been approved or paid to any of our directors.

Item 1: ELECTION OF DIRECTORS

Directors and Executive Officers.

	The names, ages, and respective positions of the directors and executive officers of the Company are set forth below. The directors named below will serve until the next annual meeting of our stockholders or until their successors are duly elected and have qualified. Directors are elected for a term until the next annual stockholders meeting. Officers will hold their positions at the will of the board of directors, absent any employment agreement, of which none currently exist or are contemplated.

	Under the terms of the Statements of Rights and Preferences for the Series A Convertible Preferred Stock issued in February, 2006, the holders of the Preferred Stock, voting as a class, elect two of the members of the Board of Directors of the Company. This is required by the Investment Company Act of 1940 as made applicable to a business development company such as the Company. The Nominating and Governance Committee of the Board of Directors has nominated William Mackey and Adam Mayblum, both of whom are interested directors, for election to the Board of Directors by the holders of the Series A Convertible Preferred Stock.

The Nominating and Governance Committee of the Board of
Directors has nominated Alec Hoke, William L. Sklar and John
Paul DeVito for election to the Board of Directors by the holders of the outstanding common shares of the Company entitled to vote at the Annual Meeting.

	There are no family relationships between any two or more of our directors or executive officers. There are no arrangements or understandings between any two or more of our directors or executive officers except as noted below. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs. There are no other promoters or control persons of the Company. There are no legal proceedings involving the executive officers or directors of the Company.

William K. Mackey, 56, Chief Executive Officer, Chairman and Director, joined United EcoEnergy after thirty years of C level experience in both public and private companies. He began his career in the chemical process industry where he spent 21 years in various roles from sales & marketing, the laboratory from technician to Technical Director, as Plant Manager and various executive positions including President and Chairman of the Board. Mr. Mackey also has 10 years of public company experience acting as a Director, Chairman and CFO, President and CEO. He has managed multiple locations and hundreds of employees at a time during his tenure. His experience has allowed him to access the capital markets for both debt & equity, communicate his company message to the investing public and close 22 M & A transactions. Mr. Mackey also has a one-third interest in United EcoEnergy Advisors, LLC, the designated investment advisor to the Company.

Adam Mayblum, age 41, co-founded United EcoEnergy Advisors, LLC, the investment advisor for the Company, in which he holds a one-third interest, and is a principal and founder of Enterprise Partners, LLC, the majority common stockholder and the sole owner of the Series A Convertible Preferred Stock of the Company. Prior to founding Enterprise Partners, LLC, he had 17 years of experience in the financial markets as a top retail producer specializing in Public Venture Capital. In 1998 Mr. Mayblum left his position as Branch Manager of HJ Meyers in NY to become a Managing Director of The May Davis Group, specializing in PIPES (Private Investments in Public Equity). In 2002, Mr. Mayblum took a position as the Managing Director of the Private Equities Group of Joseph Stevens & Company where he successfully completed numerous financings and advised many companies on changes in the regulatory environment and the impact those changes have on their ability to raise capital in the public and private markets. He graduated from Emory University in 1987 with a BBA in Management.

Alec Hoke, 41, is a senior vice president of Summit Brokerage Services in Boca Raton, Florida. Prior to that he was a senior vice president at First Union Securities until it merged with Wachovia Securities. He has extensive experience in venture capital as well as specialized industry analysis. Alec expanded his knowledge into stock market related work with several venture capital and investment banking firms, specializing in start-up financing. Mr. Hoke started his investment career with Massachusetts Mutual Life Insurance Company where he developed skills in estate planning and needs analysis to manage risk.
He is a native of Princeton, New Jersey. He attended Rutgers University on a football scholarship, where he was an All-American linebacker and earned his degree in Management.

William L. Sklar, 60, served as a consultant with Willmar Management Corp. since 1988. Since September 2004 Mr. Sklar has been the President and a Director of PaperFree Medical Solutions, Inc., a company trading on the OTC BB. He has also served as a Director of Pathogenics, Inc., a public company since January 2005. Since October 26, 2005 Mr. Sklar has been a director of Radiate Research a public company. From July 1983 to October 1988 Mr. Sklar was the owner of Western Bag & Burlap a
textile manufacturer.   Mr. Sklar holds a Bachelor of Commerce
from the University of Toronto.

John Paul DeVito, 51, currently Director of Business Development for Bon-Trade Solutions, Inc., and has worked in the securities and investment banking industry for thirty years. He has served as COO of May Davis Group, Inc.; CEO of EastBrokers International, Inc., a broker Dealer specializing in emerging markets in Central and Eastern Europe; and Vice President of JB Oxford & Company, Inc. He has also worked with PaineWebber Incorporated and Smith Barney Harris Upham & Co. He holds a BA in Psychology from New York University and a Diploma in Financial Planning, also from New York University. He currently holds Series 4, 7, 24, 27, 54, 55, 63 and 65 licenses from the NASD, Inc.

Robert Hipple serves as Chief Financial Officer of the Company on a consulting basis through CF Consulting, LLC. Mr. Hipple is an attorney, law professor and senior executive with 35 years experience as president and chief executive officer, chief financial officer and general counsel, as well as a director,
for several public (NYSE, AMEX and NASDAQ) companies.   He also
has extensive experience with public mergers, acquisitions and capital raising, along with personal relations with investment banks, broker/dealers, and market makers, and has taught both taxation and federal securities law at Georgetown University Law School, Emory University Law School, the University of San Diego School of Law and Florida A&M University College of Law. Mr. Hipple also has been President of iTrustFinancial, Inc., a Florida based business consulting company since June, 2003, was President and CEO of iWorld Projects & Systems, Inc., a publicly traded business development company, was President and CEO of International Trust & Financial Systems, Inc., a publicly traded financial services company in 2002 and 2003 and was Senior Vice President and General Counsel of Enesco, Inc., a New York Stock Exchange listed company based in the Chicago area from August 1999 to April 2001. Mr. Hipple also serves as contract Chief Financial Officer for Neptune Industries, Inc., an OTC BB traded
(NPDI) company in the aquaculture business based in Boca Raton, Florida.

Certain Relationships and Related Transactions.

	During the last two fiscal years there have not been any relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the directors, officers, or 5% or greater shareholders (or any immediate family thereof) had or is to have a direct or indirect material interest, other than as set forth below.

    	(a) During 2005, the Company used the offices of its former CEO, Stephen M. Seidow, as its principal offices on a rent free basis. In addition, Mr. Seidow advanced funds to the Company on a loan basis to pay for audit expenses and other operating expenses, which advances were reflected as liabilities of the Company on its financial statements through December 31, 2005. All of the amounts advanced by Mr. Seidow were paid during the First Quarter of 2006.

	(b) In February 2006, the Company approved a sub-lease of office space with CF Consulting LLC, which our CFO, Robert
Hipple, also serves as a managing member. The lease space serves as the principal offices of the Company and the monthly sub-lease amount of $450 includes office space, telephone, facsimile, utilities and Internet access for the Company. The Company also has entered into a consulting agreement with CF Consulting LLC to provide CFO and General Counsel services to the Company.

 	(c)	In February 2006, the Board of Directors authorized
the issuance of 1,000,000 shares of Series A Convertible
Preferred Stock to our majority shareholder, Enterprise
Partners, LLC, in return for an advance of $60,000 to the Company to pay existing liabilities to our former CEO, Stephen
Seidow, and for operating capital.

Our Director, Adam Mayblum, is a fifty percent member of Enterprise Partners, LLC and therefore did not participate in the decision to issue the Series A Convertible Preferred Stock to Enterprise Partners, LLC or in the decision to amend the Certificate of Designation for the Series A Convertible Preferred.

		For each of the transactions noted above, the transaction was negotiated, on the part of the Company, on the basis of what is in the best interests of the Company and its shareholders. In addition, in each case, the full board of directors made the determination that the terms in each case were as favorable as could have been obtained from non-affiliated parties.

	Certain of our directors are engaged in other businesses, either individually or through corporations in which they have an interest, hold an office, or serve on a board of directors.
As a result, certain conflicts of interest may arise between the Company and such directors. The Company will attempt to resolve such conflicts of interest in our favor.

Compliance with Section 16(a) of the Securities Exchange Act.

	Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of any class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of any class of our equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

	Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d), and certain written representations from executive officers and directors, the Company is not aware of any of the required reports that have not been timely filed.

Code of Ethics.

      The Company has adopted a code of ethics that applies to its board of directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in general prohibits any officer, director or advisory person of the Company from acquiring any interest in any security which the Company (i) is considering a purchase or sale thereof, (ii) is being purchased or sold by the Company, or (iii) is being sold short by the Company. These persons are required to advise us in writing of his or her acquisition or sale of any such security.

Committees of the Board of Directors.

(a)	Audit Committee.

      The Audit Committee of the Company consists of Messrs. Hoke, Sklar, and DeVito, all being independent directors. The Audit Committee has adopted a written charter (a copy of which is attached to this proxy statement). Mr. Sklar has been designated the financial expert on our Audit Committee in compliance with Item 401(e) of Regulation S-B. The Company has had one meeting of this committee since its appointment in February 2006, at which the Audit Committee appointed Berman Hopkins Wright & LaHam CPAs, LLP as the independent auditors for the Company for the fiscal year beginning January 1, 2007.

      The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of our board of directors and report the result of their activities to the board. Such responsibilities include, but are limited to, the selection, and if necessary the replacement, of our independent auditors, review and discuss with such independent auditors (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including our system to monitor and manage business risks, and legal and ethical programs, and (iii) the results of the annual audit, including the financial statements to be included in our annual report on Form 10-K.

      The Company policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

The Audit Committee approved the appointment of Berman Hopkins
Wright & LaHam CPAs, LLP as the auditors of the Company for the fiscal year beginning January 1, 2007.

(b)	Governance and Nominating Committee.

      The members of our Governance and Nominating Committee are Messrs. Hoke, Sklar, and DeVito, all independent directors. The Governance and Nominating Committee has responsibility to provide guidance and direction regarding the governance and operation of the Company and assistance to the board of directors in fulfilling the board of directors responsibilities relating to good governance and management. The Committee is also charged with the duty to: (a) actively seek individuals qualified to become members of the board of directors; (b) from time to time recommend individuals for appointment as directors by the board of directors; (c) set the number of directors that shall constitute the whole board of directors; (d) nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders; (e) recommend to the full board of directors the establishment, charter and membership of the various committees of the board of directors;
(f) annually evaluate the performance and function of this Committee; (g) acting with sole authority, retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firms fees and other retention terms; and (h) annually, review and update its own charter for consideration by the board of directors. The Company had one meeting of this committee in 2006 as the Committee was first appointed in February 2006.

      There are no specific, minimum qualifications that must be met by a nominee recommended by the Governance and Nominating Committee for a position on our board of directors. In addition, there are no specific qualities or skills that the Nominating Committee has established as necessary for one or more of our directors to possess.

      The Governance and Nominating Committee does not have any policy with regard to the consideration of any director candidates recommended by security holders. Our board of directors feels that it is appropriate for the Company not to have such a policy since the Company will consider director candidates recommended by security holders anyway and will treat them the same as other recommendations for the board. Security holders wishing to submit such a recommendation must put them in writing, addressed to our Secretary, Robert Hipple.

      The process of the Governance and Nominating Committee for identifying and evaluating nominees for director, including any recommended by security holders, involves reviewing recommendations among the members and interviewing certain prospective candidates. There are no differences between in the manner in which the committee evaluates nominees based on whether it is recommended by security holders or not.

      The current nominees for director were recommended by the Governance and Nominating Committee.

(c)	Compensation Committee.

      	The Compensation Committee consists of Messrs. Hoke, Sklar, and DeVito, all independent directors. The Compensation Committee has responsibility with respect to reviewing and overseeing our compensation to directors and officers of the Company, including the issuance of any stock to these individuals, reports the results of its activities to the full board of directors. The Company had no meetings of this committee in 2006 as the Committee was not appointed until February 2006 and no officer or director currently receives any compensation for serving.

      (d)	Investment Committee.

      The members of the Investment Committee are Messrs. Mayblum, Hoke and DeVito, a majority being independent directors of the Company. The Investment Committee has responsibility with respect to reviewing and overseeing our contemplated investments and portfolio companies and investments on behalf of the Board and reports the results of its activities to the full board of directors. Such Investment Committee has the ultimate authority for and responsibility (i) to evaluate and recommend investments, and (ii) review and discuss with management (a) the performance of portfolio companies, (b) the diversity and risk of our investment portfolio, and, where appropriate, make recommendations respecting the role or addition of portfolio investments and (c) all solicited and unsolicited offers to purchase portfolio companies. The Company had no meetings of this committee in 2006 as the Committee was not appointed until February 2006 and no portfolio investments were recommended or approved in 2006.

Meetings of the Board of Directors.

	During the fiscal year ended December 31, 2006, the total number of meetings of the board of directors held was two, which were held by unanimous written consent of our directors.

      The Company does not yet have a policy with regard to board members attendance at annual meetings, but this issue will be addressed by the Governance and Nominating Committee during 2007. The Company held its last annual meeting on June 30, 2006.

Communications to the Board of Directors.

	Our board of directors does provide a process for security holders to send communications to the board of directors.
Security holders can send communications to our Secretary, Robert Hipple, at the Company address; such communications will then be forwarded to the rest of the board of directors for review and discussion.

VOTE REQUIRED:

  The affirmative vote of a majority of the total voting power of the issued and outstanding Series A Convertible Preferred
Stock is required to elect each of the following nominees for the Board of Directors:

			Adam Mayblum
			William K. Mackey

The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to elect each of the following nominees for the Board of Directors:

			Alec Hoke
			William L. Sklar
			John Paul DeVito

     Our board of directors recommends that you vote FOR the election of each of the nominees for the Board of Directors.


Item 2:  APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

	The Audit Committee has appointed Berman Hopkins Wright & LaHam CPAs & Associates, LLP of Winter Park, Florida and Melbourne, Florida, as our independent auditors for the year 2007. Berman Hopkins Wright & LaHam CPAs & Associates, LLP served as our independent auditors for the year ended December 31, 2006. There were no disagreements on any matter of accounting policy or procedure with Berman Hopkins Wright &
LaHam CPAs & Associates, LLP

Audit Fees.

      The aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of our annual financial statements, and review of financial statements included in our Form 10-Qs and our Form 10-K for 2006 and 2005 were: 2005: $2,050; 2006: $3,833.

Audit-Related Fees.

      The aggregate fees billed in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above: $0.

Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning: 2005: $0; and 2004: $0.



All Other Fees.

      The aggregate fees billed in each of the last two fiscal years for products and services provided by our independent accountants, other than the services reported above: $0.

      Our Audit Committee has already appointed Berman Hopkins Wright & LaHam CPAs, LLP as the independent registered accounting firm for the fiscal year that commenced on January 1, 2007. The board of directors of the Company recommends a vote FOR a ratification of the decision to retain Berman Hopkins Wright & LaHam CPAs, LLP for the fiscal year then commenced.

      The Company had no prior relationship with Berman Hopkins
Wright & LaHam CPAs, LLP, and no audit-related fees, tax fees or other fees were billed to the Company by Berman Hopkins Wright &
LaHam CPAs, LLP for any prior period.

      Representatives of Berman Hopkins Wright & LaHam CPAs, LLP, are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so.

VOTE REQUIRED

           The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to ratify the appointment of Berman Hopkins Wright & LaHam CPAs,
LLP by the independent Audit Committee of the Company as the independent auditor of the Company for 2007.

      The Board of Directors recommends that you vote FOR the ratification of Berman Hopkins Wright & LaHam CPAs, LLP as the independent auditors for the Company

Item 3.  Continuation of Investment Advisory
and Management Agreement

	At the Annual Meeting of Shareholders of the Company held on June 30, 2006, the shareholders approved the Amended Investment Advisory and Management Agreement between the Company and United EcoEnergy Advisors, LLC, with an original term of two years ending June 30, 2008, but subject to the annual review and approval of the Agreement by the Board of Directors. During the past twelve months, the Investment Advisor has performed services for the Company under the Agreement but has not earned or received any compensation from the Company for those services, due to the lack of investment by the Company in any portfolio companies, the basis on which the Investment Advisor is compensated. The Board of Directors has proposed, and the Investment Advisor has agreed, to continue the term of the Agreement until June 30, 2010, during which period it is expected that the Company will have made significant portfolio investments. The Agreement reamins subject to annual review by the Board of Directors, which may terminate the agreement at the end of each one year period, if it determines to do so, as required by the Investment Company Act of 1940.

	United EcoEnergy Advisors, LLC is owned equally by Adam Mayblum, a director of the Company and owner of more than 10 percent of the common shares of the Company; Patrick Donelan, owner of more than 10 percent of the common shares of the Company; and William K. Mackey, CEO and owner of more than 10 percent of the common shares of the Company. Collectively, Mr. Mayblum, Mr. Donelan and Mr. Mackey own more than 50 percent of the common shares of the company. Mr. Mayblum and Mr. Mackey abstained from the consideration of the decision of the Board of Directors to continue the Investment Advisory and Management Agreement.

VOTE REQUIRED

     The affirmative vote of a majority of the total voting power of the issued and outstanding common stock is required to ratify the continuation of the Investment Advisory and Management Agreement.

      The Board of Directors recommends that you vote FOR the ratification of the continuation of the Investment Advisory and Management Agreement.

	By order of the Board of Directors
	May 31, 2007


/s/  Robert Hipple
Robert Hipple, Secretary


                                   P R O X Y

                               United EcoEnergy Corp.

            Annual Meeting of Shareholders To Be Held June 18, 2007

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert Hipple as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholders of United EcoEnergy Corp. (Company) to be held on June 18, 2007, as designated below, all of the common stock of the Company held of record by the undersigned on May 31, 2007, at 409 Brevard Avenue, Cocoa, Florida 32922 at 10:00 a.m. (EDT), for matters that properly may come before the meeting or any adjournment thereof.

1.	ELECTION OF DIRECTORS (circle one):

Holders of Series A Convertible Preferred Shares Only:

      William K. Mackey

      Adam Mayblum

Holders of Common Shares Only:

      Alec Hoke

      John Paul DeVito

      William Sklar

NOTE:  Any shareholder holding both Common Stock and Series A
Convertible Preferred Shares should circle all of the nominees in both categories.

IF YOU DO NOT WISH TO VOTE IN FAVOR OF ANY NOMINEE, YOU SHOUILD
NOT CIRCLE THE NAME OF THAT NOMINEE.

2.	TO APPROVE A RATIFICATION OF THE DECISION BY OUR AUDIT
COMMITTEE TO RETAIN BERMAN HOPKINS WRIGHT & LAHAM CPAs, LLP, AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR THAT COMMENCED ON JANUARY 1, 2007 (Circle one):

FOR                      AGAINST    				  ABSTAIN



3.	TO RATIFY THE DECISION OF OUR BOARD OF DIRECTORS TO
CONTINUE THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT WITH
UNITED ECOENERGY ADVISORS, LLP AS OUR INVESTMENT ADVISOR (Circle
One):

   FOR                    AGAINST                        ABSTAIN


Dated: June ____, 2007


__________________________________________________
(Signature of Shareholder)

Print Shareholder Name: __________________________

Note: Please sign exactly as name appears on stock certificate. All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY BY MAIL
USING THE ENCLOSED ENVELOPE OR FORWARD A SIGNED COPY BY
FACSIMILE TO THE COMPANY AT 321-433-1082, Attention, Robert
Hipple, Secretary.